EXHIBIT 99.3

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                         POOLING AND SERVICING AGREEMENT

                                     BETWEEN

                         CAPITAL AUTO RECEIVABLES, INC.

                                       AND

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                           DATED AS OF APRIL 19, 2000

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                                TABLE OF CONTENTS

                                                                                                 PAGE
                                       ARTICLE I
                                      DEFINITIONS
    SECTION 1.01   Definitions......................................................................2
    SECTION 1.02   Owner of a Receivable............................................................2

                                      ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES
    SECTION 2.01   Purchase and Sale of Receivables.................................................2
    SECTION 2.02   Receivables Purchase Price.......................................................3
    SECTION 2.03   The Closing......................................................................3
    SECTION 2.04   Custody of Receivable Files......................................................3

                                   ARTICLE III
                   ADMINISTRATION AND SERVICING OF RECEIVABLES
    SECTION 3.01   Duties of the Servicer...........................................................4
    SECTION 3.02   Collection of Receivable Payments................................................5
    SECTION 3.03   Rebates on Full Prepayments on Scheduled Interest
                          Receivables...............................................................5
    SECTION 3.04   Realization Upon Liquidating Receivables.........................................5
    SECTION 3.05   Maintenance of Insurance Policies................................................5
    SECTION 3.06   Maintenance of Security Interests in Vehicles....................................6
    SECTION 3.07   Covenants, Representations and Warranties of the Servicer........................6
    SECTION 3.08   Purchase of Receivables Upon Breach of Covenant..................................7
    SECTION 3.09   Total Servicing Fee; Payment of Certain Expenses by Servicer.....................8
    SECTION 3.10   Servicer's Accounting............................................................8
    SECTION 3.11   Application of Collections.......................................................8

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
    SECTION 4.01   Representations and Warranties as to the Receivables.............................9
    SECTION 4.02   Additional Representations and Warranties of GMAC...............................12
    SECTION 4.03   Representations and Warranties of CARI..........................................13

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS
    SECTION 5.01   Conflicts With Further Transfer and Servicing Agreements........................14

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    SECTION 5.02   Protection of Title.............................................................14
    SECTION 5.03   Other Liens or Interests........................................................14
    SECTION 5.04   Repurchase Events...............................................................14
    SECTION 5.05   Indemnification.................................................................15
    SECTION 5.06   Further Assignments.............................................................15
    SECTION 5.07   Pre-Closing Collections.........................................................15

                                   ARTICLE VI
                                   CONDITIONS
    SECTION 6.01   Conditions to Obligation of CARI................................................15
    SECTION 6.02   Conditions To Obligation of GMAC................................................16

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS
    SECTION 7.01   Amendment.......................................................................17
    SECTION 7.02   Survival........................................................................17
    SECTION 7.03   Notices.........................................................................17
    SECTION 7.04   GOVERNING LAW...................................................................17
    SECTION 7.05   Waivers.........................................................................17
    SECTION 7.06   Costs and Expenses..............................................................17
    SECTION 7.07   Confidential Information........................................................17
    SECTION 7.08   Headings........................................................................17
    SECTION 7.09   Counterparts....................................................................17
    SECTION 7.10   No Petition Covenant............................................................18



    EXHIBIT  A                 -       Form of Assignment
    APPENDIX A                 -       Definitions, Rules of Construction and Notices


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         POOLING AND SERVICING  AGREEMENT,  dated as of April 19, 2000,  between
CAPITAL AUTO RECEIVABLES,  INC., a Delaware  corporation  ("CARI"),  and GENERAL
MOTORS ACCEPTANCE CORPORATION, a Delaware corporation (herein referred to as "GMAC" in its capacity as seller of the Receivables and as the "Servicer" in its capacity as servicer of the Receivables).

         WHEREAS, CARI desires to purchase a portfolio of automobile and light truck retail instalment sale contracts and related rights owned by GMAC;

         WHEREAS, GMAC is willing to sell such contracts and related rights to CARI;

         WHEREAS, CARI may wish to sell or otherwise transfer such contracts and related rights, or interests therein, to a trust, corporation, partnership or other entity (any such entity being the "Issuer");

         WHEREAS, the Issuer may issue debentures, notes, participations, certificates of beneficial interest, partnership interests or other interests or securities (collectively, any such issued interests or securities being "Securities") to fund its acquisition of such contracts and related rights;

         WHEREAS, the Issuer may wish to provide in the agreements pursuant to which it acquires its interest in such contracts and related rights and issues the Securities (all such agreements being collectively the "Further Transfer and Servicing Agreements") that GMAC shall service such contracts;

         WHEREAS, the Servicer is willing to service such contracts in accordance with the terms hereof for the benefit of CARI and, by its execution of the Further Transfer and Servicing Agreements, will be willing to service such contracts in accordance with the terms of such Further Transfer and Servicing Agreements for the benefit of the Issuer and each other party identified or described herein or in the Further Transfer and Servicing Agreements as having an interest as owner, trustee, secured party, or holder of Securities (the Issuer and all such parties under the Further Transfer and Servicing Agreements being "Interested Parties") with respect to such contracts, and the proceeds thereof, as the interests of such parties may appear from time to time.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

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                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in
Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Pooling and Servicing Agreement as it may be amended, supplemented or modified from time to time, and all references herein to Articles and Sections are to Articles or Sections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

         SECTION 1.02 Owner of a Receivable. For purposes of this Agreement, the "Owner" of a Receivable shall mean CARI until the execution and delivery of the Further Transfer and Servicing Agreements and thereafter shall mean the Issuer; provided, that GMAC or CARI, as applicable, shall be the "Owner" of any Receivable from and after the time that such Person shall acquire such Receivable, whether pursuant to Section 3.08 or 5.04 of this Agreement, any provision of the Further Transfer and Servicing Agreements or otherwise.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

         SECTION 2.01 Purchase and Sale of Receivables. On such date as is acceptable to CARI and GMAC by which the conditions specified in Article VI have been satisfied (and in any event immediately prior to consummation of the transactions contemplated by the Further Transfer and Servicing Agreements, if
any), GMAC shall sell, transfer, assign and otherwise convey to CARI, without recourse:

         (a) all right, title and interest of GMAC in, to and under the Receivables listed on the Schedule of Receivables and (i) in the case of Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (ii) in the case of Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle;

         (b) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

         (c) except for those Receivables originated in Wisconsin, the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

         (d) the interest of GMAC in any proceeds from recourse against Dealers on Receivables; and


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         (e) the interest of GMAC in any proceeds of the property described in clauses (a) and (b) above.

         The property described in clauses (a) through (e) above is referred to herein collectively as the "Purchased Property."

         It is the intention of GMAC and CARI that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from GMAC to CARI and the beneficial interest in and title to the Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

         The foregoing sale does not constitute and is not intended to result in any assumption by CARI of any obligation of GMAC to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

         SECTION 2.02 Receivables Purchase Price. In consideration for the Purchased Property, CARI shall, at the closing hereunder, pay to GMAC an amount equal to the Initial Aggregate Principal Balance in respect of the Receivables (the "Receivables Purchase Price") and GMAC shall execute and deliver to CARI an assignment in the form attached hereto as Exhibit A. A portion of the Receivables Purchase Price equal to $2,191,091,966.19 shall be paid to GMAC in immediately available funds, and the balance of the Receivables Purchase Price shall be recorded as an advance from GMAC to CARI pursuant to the Intercompany Advance Agreement.

         SECTION 2.03 The Closing. The sale and purchase of the Receivables shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, 56th Floor, Chicago, Illinois 60601, at a date and time mutually agreeable to GMAC and CARI, and may occur simultaneously with the closing of transactions contemplated by the Further Transfer and Servicing Agreements.

         SECTION 2.04 Custody of Receivable Files. In connection with the sale, transfer and assignment of the Receivables to CARI pursuant to this Agreement, CARI, simultaneously with the execution and delivery of this Agreement, shall enter into the Custodian Agreement with the Custodian, pursuant to which CARI shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of CARI as Custodian of the following documents or instruments which shall be constructively delivered to CARI with respect to each Receivable:

         (a) the fully executed original of the instalment sale contract for such Receivable;

         (b) documents evidencing or related to any Insurance Policy;


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         (c) the original credit application of each Obligor,  fully executed by each such Obligor on GMAC's customary form, or on a form approved by GMAC, for such application;

         (d) where permitted by law, the original certificate of title (when received) and otherwise such documents, if any, that GMAC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of GMAC as first lienholder or secured party; and

         (e) any and all other documents that GMAC keeps on file in accordance with its customary procedures relating to the individual Receivable, Obligor or Financed Vehicle.

                                   ARTICLE III
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 3.01 Duties of the Servicer. The Servicer is hereby appointed and authorized to act as agent for the Owner of the Receivables and in such capacity shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable automotive receivables that it services for itself or others. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein and in the Further Transfer and Servicing Agreements. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Owner of any Receivables with respect to distributions, generating federal income tax information and performing the other duties specified herein. Subject to the provisions of Section 3.02, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner of the Receivables, pursuant to this Section 3.01, to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Servicer is hereby authorized to commence, in its own name or in the name of the Owner of such Receivable a legal proceeding to enforce a Liquidating Receivable as contemplated by Section 3.04, to enforce all obligations of GMAC and CARI under this Agreement and under the Further Transfer and Servicing Agreements or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable or a Liquidating Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Owner of such Receivable shall thereupon be deemed to have automatically assigned such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is hereby authorized and empowered by the Owner of a Receivable to

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execute  and  deliver  in the  Servicer's  name any  notices,  demands,  claims,
complaints,   responses,   affidavits  or  other  documents  or  instruments  in
connection with any such proceeding. Any Owner of Receivables shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the Further Transfer and Servicing Agreements. Except to the extent required by the preceding two sentences, the authority and rights granted to the Servicer in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a Receivable of equivalent authority and rights.

         SECTION 3.02 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection practices, policies and procedures as it follows with respect to comparable automotive receivables that it services for itself or others. Except as provided in Section 3.07(a)(iii), the Servicer is hereby authorized to grant extensions, rebates or adjustments on a Receivable without the prior consent of the Owner of such Receivable. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing such Receivable.

         SECTION 3.03 Rebates on Full Prepayments on Scheduled Interest Receivables. If the amount of a full Prepayment by an Obligor under a Scheduled Interest Receivable, after adjustment for the Rebate, is less than the amount that would be payable under the actuarial method if a full Prepayment were made at the end of the billing month under such Scheduled Interest Receivable, either because the Rebate calculated under the terms of such Receivable is greater than the amount calculable under the actuarial method or because the Servicer's customary servicing procedure is to credit a greater Rebate, the Servicer, as part of its servicing duties, shall remit such difference to the Owner of such Receivable.

         SECTION 3.04 Realization Upon Liquidating Receivables. The Servicer shall use reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise comparably convert the ownership of any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle. The Servicer is authorized to follow such practices, policies and procedures as it follows with respect to comparable automotive receivables that it services for itself or others, which practices, policies and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Liquidating Receivable at such time as the Receivable becomes a Liquidating Receivable (or as may otherwise be provided in the Further Transfer and Servicing Agreements).

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         SECTION 3.05 Maintenance of Insurance Policies.  The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the related Receivable. The Servicer shall, in accordance with its customary servicing procedures, monitor such physical damage insurance with respect to each Receivable.

         SECTION 3.06 Maintenance of Security Interests in Vehicles. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Owner of each Receivable hereby authorizes the Servicer to re-perfect such security interest on behalf of such Owner, as necessary because of the relocation of a Financed Vehicle, or for any other reason.

         SECTION 3.07 Covenants, Representations and Warranties of the Servicer. As of the closing hereunder, the Servicer hereby makes the following representations, warranties and covenants on which CARI relies in accepting the Receivables hereunder and on which the Issuer shall rely in accepting the Receivables and executing and delivering the Securities under the Further Transfer and Servicing Agreements.

         (a) The Servicer covenants that from and after the closing hereunder:

             (i) Liens in Force. Except as contemplated in this Agreement or the Further Transfer and Servicing Agreements, the Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable;

             (ii) No Impairment. The Servicer shall do nothing to impair the rights of CARI or any Interested Party in and to the Receivables; and

             (iii) No Modifications. The Servicer shall not amend or otherwise modify any Receivable such that the Amount Financed, the Annual Percentage Rate, the total number of Scheduled Payments (in the case of a Scheduled Interest Receivable) or the number of originally scheduled due dates (in the case of a Simple Interest Receivable), is altered or such that the last Scheduled Payment (in the case of a Scheduled Interest Receivable) or the last scheduled due date (in the case of a Simple Interest Receivable) occurs after the final scheduled payment date that is specified in Section 4.01(r).

         (b) Upon  the   execution  of  the  Further   Transfer  and  Servicing
Agreements, the Servicer represents and warrants to the Issuer and CARI that in addition to the representations and warranties in Sections 4.01 and 4.02 being true as of the date of the closing thereunder that as of such closing:

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             (i)   Organization and Good Standing.  The Servicer had at all
         relevant times, and now has, power, authority and legal right to service the Receivables as provided herein and in the Further Transfer and Servicing Agreements;

             (ii) Power and Authority. The Servicer has the power and authority to execute and deliver the Further Transfer and Servicing Agreements and to carry out the terms of such agreements; and the Servicer's execution, delivery and performance of the Further Transfer and Servicing Agreements have been duly authorized by the Servicer by all necessary corporate action;

             (iii) Binding Obligation. The Further Transfer and Servicing Agreements, when duly executed and delivered, shall constitute the legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

             (iv) No Violation. The consummation by the Servicer of the transactions contemplated by the Further Transfer and Servicing Agreements, and the fulfillment by the Servicer of the terms of the Further Transfer and Servicing Agreements, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Further Transfer and Servicing Agreements, or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

             (v) No Proceedings. To the Servicer's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of the Further Transfer and Servicing Agreements or any Securities issued thereunder, (B) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the Further Transfer and Servicing Agreements, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Further Transfer and Servicing Agreements; and

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             (vi)  Reasonable Liquidation Expenses.  The amounts defined as
         "Liquidation Expenses" are a reasonable estimate of such expenses, reasonably related to the Servicer's experience for such expenses in servicing comparable automotive receivables.

         SECTION 3.08 Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, CARI or any party under the Further Transfer and Servicing Agreements of a breach of any of the covenants set forth in Sections 3.06 and 3.07(a), the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovering or receiving notice of such breach (or, at the Servicer's election, the last day of the first Monthly Period so following), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Owner thereof any Receivable materially and adversely affected by such breach as determined by such Owner and, on the related Distribution Date, the Servicer shall pay the Administrative Purchase Payment, and shall be entitled to receive the Released Administrative Amount, if any. It is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to CARI or any Interested Party.

         SECTION 3.09 Total Servicing Fee; Payment of Certain Expenses by Servicer. The Servicer is entitled to receive the Total Servicing Fee and Supplemental Servicing Fees out of collections in respect of the Receivables. The Servicer shall also be entitled to Investment Earnings as set forth in the Further Transfer and Servicing Agreements. Subject to any limitations on the Servicer's liability under the Further Transfer and Servicing Agreements, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement and under the Further Transfer and Servicing Agreements (including fees and disbursements of the Issuer, any trustees and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to holders of Securities and all other fees and expenses not expressly stated under this Agreement or the Further Transfer and Servicing Agreements to be for the account of the holders of Securities).

         SECTION 3.10 Servicer's Accounting. On each Determination Date under a Further Transfer and Servicing Agreement, the Servicer shall deliver to each of the trustees and other applicable parties under the Further Transfer and Servicing Agreements and to CARI and the Rating Agencies a Servicer's Accounting with respect to the immediately preceding Monthly Period executed by the President or any Vice President of the Servicer containing all information necessary to each such party for making any distributions required by the Further Transfer and Servicing Agreements, and all information necessary to each such party for sending any statements required under the Further Transfer and Servicing Agreements. Receivables to be purchased by the Servicer under Sections
3.08 or 5.04 or to be repurchased by CARI or GMAC under the Further Transfer and Servicing Agreements as of the last day of any Monthly Period shall be identified by Receivable number (as set forth in the Schedule of Receivables). With respect to any Receivables for which CARI is the Owner, the Servicer shall deliver to CARI such accountings relating to such Receivables and the actions of the Servicer with respect thereto as CARI may reasonably request.

         SECTION 3.11 Application of Collections. For the purposes of this Agreement and the Further Transfer and Servicing Agreements, no later than each Distribution Date all collections for the related Monthly Period shall be applied by the Servicer as follows:

         (a) With respect to each Scheduled Interest Receivable (other than an Administrative Receivable or a Warranty Receivable), payments by or on behalf of the Obligor which are not Supplemental Servicing Fees shall be applied first to reduce outstanding advances of shortfalls in collections, if any, made pursuant to the Further Transfer and Servicing Agreements with respect to such Receivable. Next, the amount of any such payments in excess of Supplemental Servicing Fees and any such advances with respect to such Receivable shall be applied to the Scheduled Payment with respect to such Receivable. Any amount of such payments remaining after the applications described in the preceding two sentences constitutes an Excess Payment with respect to such Receivable, and such Excess Payment (to the extent it does not constitute a Payment Ahead) shall be applied to prepay such Receivable. If the amounts applied under the first two sentences of this Section 3.11(a) shall be less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, then the Deferred Prepayment, if any, with respect to such Receivable shall be applied by the Servicer to the extent of the shortfall, and such Deferred Prepayment shall be reduced accordingly.

         (b) With respect to all Simple Interest Receivables (other than Administrative Receivables and Warranty Receivables), payments by or on behalf of the Obligors which are not Supplemental Servicing Fees shall be applied first to the payment to the Servicer of Excess Simple Interest Collections, if any, and next to principal and interest on all such Simple Interest Receivables.

         (c) With respect to each Administrative Receivable and Warranty Receivable, payments by or on behalf of the Obligor shall be applied in the same manner, except that any Released Administrative Amount or Released Warranty Amount shall be remitted to the Servicer or CARI, as applicable. In the case of a Scheduled Interest Receivable, a Warranty Payment shall be applied to reduce any advances described in Section 3.11(a) and such Warranty Payment or an Administrative Purchase Payment, as applicable, shall be applied to the Scheduled Payment, in each case to the extent that the payments by or on behalf of the Obligor shall be insufficient, and then to prepay such Receivable in full. In the case of a Simple Interest Receivable, a Warranty Payment or an Administrative Payment, as applicable, shall be applied to principal and interest on such Receivable.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01 Representations and Warranties as to the Receivables. GMAC makes the following representations and warranties as to the Receivables on which CARI relies in accepting the Receivables. Such representations and warranties speak as of the date hereof, as of the closing hereunder and as of the closing under the Further Transfer and Servicing Agreements, and shall survive the sale, transfer and assignment of the Receivables to CARI and the subsequent assignment and transfer pursuant to the Further Transfer and Servicing Agreements:

         (a) Characteristics of Receivables. Each Receivable (i) was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by GMAC from such Dealer under an existing Dealer Agreement, and was validly assigned by such Dealer to GMAC in accordance with its terms, (ii) has created or shall create a valid, binding and enforceable first priority security interest in favor of GMAC in the Financed Vehicle, which security interest is assignable by GMAC to CARI, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security, and (iv) provides for level monthly payments (provided that the payment in the first month and the final month of the life of the Receivable may be different from the level payment) that shall amortize the Amount Financed by maturity and shall yield interest at the Annual Percentage Rate. Scheduled Interest Receivables represent (based on Principal Balances) 25% of the Initial Aggregate Principal Balance, with the balance of the Receivables being Simple Interest Receivables;

         (b) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects, and no selection procedures believed to be adverse to CARI or to holders of the Securities issued under the Further Transfer and Servicing Agreements were utilized in selecting the Receivables from those receivables of GMAC which meet the selection criteria under this Agreement;

         (c) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Receivables, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made;

         (d) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (e) Security Interest in Financed Vehicle. Immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of GMAC as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of GMAC as secured party;

         (f) Receivables In Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part;

         (g) No Waiver. Since the Cutoff Date, no provision of a Receivable has been waived, altered or modified in any respect;

         (h) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable;

         (i) No Liens. There are, to the best of GMAC's knowledge, no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable;

         (j) Insurance. Each Obligor is required to maintain a physical damage insurance policy of the type that GMAC requires in accordance with its customary underwriting standards for the purchase of automotive receivables;

         (k) Good Title. No Receivable has been sold, transferred, assigned or pledged by GMAC to any Person other than CARI; immediately prior to the conveyance of the Receivables pursuant to this Agreement GMAC had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by GMAC, CARI shall have all of the right, title and interest of GMAC in and to the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien;

         (l) Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Receivable under this Agreement;

         (m) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give CARI a first priority perfected ownership interest in the Receivables shall have been made;

         (n) One Original. There is only one original executed copy of each Receivable;

         (o) No Documents or Instruments. No Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC);

         (p) Maturity of Receivables. Each Receivable has an original maturity of not less than 9 months and not greater than 60 months;

         (q) Lowest Annual Percentage Rate. The lowest Annual Percentage Rate of any Receivable is 6.00%;

         (r) Scheduled Payments; Delinquency. Each Receivable was originated on or after April 1, 1998, has a first scheduled payment that is due on or after June 1, 1998, has a final scheduled payment that is due no later than March 31, 2005, and has neither a payment that is more than 29 days overdue as of the Cutoff Date nor been charged-off by GMAC;

         (s) Vehicles. Each Financed Vehicle shall be a new or used automobile or light truck;

         (t) Origin. Each Receivable shall have been originated in the United States; and

         (u) No Amendment. No Receivable has been amended or otherwise modified such that the total number of the Obligor's Scheduled Payments (in the case of a Scheduled Interest Receivable) or the number of originally scheduled due dates (in the case of a Simple Interest Receivable) is increased or such that the Amount Financed is increased.

         SECTION 4.02 Additional Representations and Warranties of GMAC. GMAC hereby represents and warrants to CARI as of the date hereof, as of the closing hereunder and as of the closing under the Further Transfer and Servicing Agreements, both in its capacity as the seller of the Receivables hereunder and in its capacity as Servicer, that:

         (a) Organization and Good Standing. GMAC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

         (b) Due Qualification. GMAC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables) requires or shall require such qualification;

         (c) Power and Authority. GMAC has the power and authority to execute and deliver this Agreement and to carry out its terms; GMAC has full power and authority to sell and assign the property to be sold and assigned to CARI and to service the Receivables as provided herein and in the Further Transfer and Servicing Agreements, has duly authorized such sale and assignment to CARI by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by GMAC by all necessary corporate action;

         (d) Valid Sale; Binding Obligation. This Agreement, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from GMAC; and this Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation of GMAC enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of GMAC, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMAC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement or violate any law or, to the best of GMAC's knowledge, any order, rule or regulation applicable to GMAC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMAC or any of its properties; and

         (f) No Proceedings. To GMAC's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMAC or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect the performance by GMAC of its obligations under, or the validity or enforceability of, this Agreement.

         SECTION 4.03 Representations and Warranties of CARI. CARI hereby represents and warrants to GMAC as of the date hereof and as of the closing hereunder:

         (a) Organization and Good Standing. CARI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

         (b) Due Qualification. CARI is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

         (c) Power and Authority. CARI has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by CARI by all necessary corporate action;

         (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of CARI, or any indenture, agreement, mortgage, deed of trust or other instrument to which CARI is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than any Further Transfer and Servicing Agreement or violate any law or, to the best of CARI's knowledge, any order, rule or regulation applicable to CARI of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over CARI or any of its properties; and

         (e) No Proceedings. To CARI's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over CARI or its properties (i) asserting the invalidity of this Agreement, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by CARI of its obligations under, or the validity or enforceability of, this Agreement.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

         The Servicer agrees with CARI as follows:

         SECTION 5.01 Conflicts With Further Transfer and Servicing Agreements. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Further Transfer and Servicing Agreements, the Further Transfer and Servicing Agreements shall govern.

         SECTION 5.02 Protection of Title.

         (a) Filings. GMAC shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of CARI under this Agreement in the Receivables and the other Purchased Property and in the proceeds thereof. GMAC shall deliver (or cause to be delivered) to CARI file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Name Change. GMAC shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by GMAC in accordance with Section 5.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given CARI at least 60 days prior written notice thereof.

         (c) Executive Office; Maintenance of Offices. GMAC shall give CARI at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. GMAC shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

         SECTION 5.03 Other Liens or Interests. Except for the conveyances hereunder and as contemplated by the Further Transfer and Servicing Agreements, GMAC shall not sell, pledge, assign or transfer the Receivables to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and GMAC shall defend the right, title and interest of CARI in, to and under such Receivables against all claims of third parties claiming through or under GMAC.

         SECTION 5.04 Repurchase Events. By its execution of the Further Transfer and Servicing Agreements to which it is a party, GMAC shall acknowledge the assignment by CARI of such of its right, title and interest in, to and under this Agreement to the Issuer as shall be provided in the Further Transfer and Servicing Agreements. GMAC hereby covenants and agrees with CARI for the benefit of CARI and the Interested Parties that in the event of a breach of any of GMAC's representations and warranties contained in Section 4.01 hereof with respect to any Receivable (a "Repurchase Event"), GMAC will repurchase such Receivable from the Issuer (if the Issuer is then the Owner of such Receivable) on the date and for the amount specified in the Further Transfer and Servicing Agreements, without further notice from CARI hereunder. Upon the occurrence of a Repurchase Event with respect to a Receivable for which CARI is the Owner, GMAC agrees to repurchase such Receivable from CARI for an amount and upon the same terms as GMAC would be obligated to repurchase such Receivable from the Issuer if the Issuer was then the Owner thereof, and upon payment of such amount, GMAC shall have such rights with respect to such Receivable as if GMAC had purchased such Receivable from the Issuer as the Owner thereof. It is understood and agreed that the obligation of GMAC to repurchase any Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GMAC for such breach available to CARI or any Interested Party.

         SECTION 5.05 Indemnification. GMAC shall indemnify CARI for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that GMAC may otherwise have.

         SECTION 5.06 Further Assignments. GMAC acknowledges that CARI may, pursuant to the Further Transfer and Servicing Agreements, sell the Receivables to the Issuer and assign its rights hereunder to the Issuer, subject to the terms and conditions of the Further Transfer and Servicing Agreements, and that the Issuer may in turn further pledge, assign or transfer its rights in the Receivables and this Agreement. GMAC further acknowledges that CARI may assign its rights under the Custodian Agreement to the Issuer.

         SECTION 5.07 Pre-Closing Collections. Within two Business Days after the closing hereunder, GMAC shall transfer to the account or accounts designated by CARI (or by the Issuer under the Further Transfer and Servicing Agreements) all collections on the Receivables held by GMAC at the time of such closing and conveyed to CARI pursuant to Section 2.01(a); provided that so long as the Monthly Remittance Conditions are satisfied, such collections need not be transferred until the first Distribution Date.

                                   ARTICLE VI
                                   CONDITIONS

         SECTION 6.01 Conditions to Obligation of CARI. The obligation of CARI to purchase the Receivables hereunder is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of GMAC hereunder shall be true and correct at the time of the closing hereunder with the same effect as if then made, and GMAC shall have performed all obligations to be performed by it hereunder on or prior to the closing hereunder.

         (b) No Repurchase Event. No Repurchase Event shall have occurred on or prior to the closing hereunder.

         (c) Computer Files Marked. GMAC shall, at its own expense, on or prior to the closing hereunder, indicate in its computer files created in connection with the Receivables that the Receivables have been sold to CARI pursuant to this Agreement and deliver to CARI the Schedule of Receivables certified by an officer of GMAC to be true, correct and complete.

         (d) Documents to be Delivered By GMAC at the Closing.

             (i) The Assignment. At the Closing, GMAC shall execute and deliver an assignment in the form attached hereto as Exhibit A.

             (ii) Evidence of UCC Filing. On or prior to the closing hereunder, GMAC shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by GMAC as seller or debtor, naming CARI as purchaser or secured party, naming the Receivables and the other Purchased Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to CARI. GMAC shall deliver a file-stamped copy, or other evidence satisfactory to CARI of such filing, to CARI on or prior to the closing hereunder.

             (iii) Other Documents. At the closing hereunder, GMAC shall provide such other documents as CARI may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Further Transfer and Servicing Agreements shall be consummated to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

         SECTION 6.02 Conditions To Obligation of GMAC. The obligation of GMAC to sell the Receivables to CARI hereunder is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of CARI hereunder shall be true and correct at the time of the closing hereunder with the same effect as if then made, and CARI shall have performed all obligations to be performed by it hereunder on or prior to the closing hereunder.

         (b) Receivables Purchase Price. At the closing hereunder, CARI shall pay to GMAC the Receivables Purchase Price as provided in Section 2.02.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.01 Amendment. This Agreement may be amended from time to time (subject to any expressly applicable amendment provision of the Further Transfer and Servicing Agreements) by a written amendment duly executed and delivered by GMAC and CARI.

         SECTION 7.02 Survival. The representations and warranties of GMAC set forth in Articles IV and V of this Agreement and of Servicer set forth in
Section 3.07 of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.03 hereof and the closing under the Further Transfer and Servicing Agreements.

         SECTION 7.03 Notices. All demands, notices and communications upon or to GMAC or CARI under this Agreement shall be delivered as specified in Part III of Appendix A to this Agreement.

         SECTION 7.04 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 7.05 Waivers. No failure or delay on the part of CARI in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         SECTION 7.06 Costs and Expenses. GMAC agrees to pay all reasonable out-of-pocket costs and expenses of CARI, including fees and expenses of counsel, in connection with the perfection as against third parties of CARI's right, title and interest in, to and under the Receivables and the enforcement of any obligation of GMAC hereunder.

         SECTION 7.07 Confidential Information. CARI agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of CARI's rights hereunder, under the Receivables, under the Further Transfer and Servicing Agreements or as required by law.

         SECTION 7.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 7.09 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 7.10 No Petition Covenant. Notwithstanding any prior termination of this Agreement, GMAC shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes and the Certificates to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause CARI to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against CARI under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CARI or any substantial part of its property, or ordering the winding up or liquidation of the affairs of CARI.

         SECTION 7.11 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of GMAC and CARI and, to the extent expressly provided herein, the Interested Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any

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legal or  equitable  right,  remedy or claim in,  under,  or in  respect of this
Agreement or any covenants, conditions or provisions contained herein.

                                    * * * * *


                                       19


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         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                      GENERAL MOTORS ACCEPTANCE CORPORATION


                      By:      /S/ KAREN A. SABATOWSKI
                               --------------------------------------------
                               Name:    Karen A. Sabatowski
                               Title:   Director - Securitization and Cash
                                        Management

                      CAPITAL AUTO RECEIVABLES, INC.


                      By:      /S/ C. A. ONDRICK
                               ---------------------------------------------
                               Name:    C. A. Ondrick
                               Title:   Manager - Securitization





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                                    EXHIBIT A

             ASSIGNMENT PURSUANT TO POOLING AND SERVICING AGREEMENT

                  For value received, in accordance with the Pooling and Servicing Agreement, dated as of April 19, 2000 (the "Pooling and Servicing Agreement"), between General Motors Acceptance Corpora tion, a Delaware corporation ("GMAC"), and Capital Auto Receivables, Inc., a Delaware corporation ("CARI"), GMAC does hereby sell, assign, transfer and otherwise convey unto CARI, without recourse, (i) all right, title and interest of GMAC in, to and under the Receivables listed on the Schedule of Receivables and (a) in the case of Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (b) in the case of Simple Interest Receivables, and all monies received thereon on and after the Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle; (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto; (iii) except for those Receivables originated in Wisconsin, the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (iv) the interest of GMAC in any proceeds from recourse against Dealers on Receivables; and (v) the interest of GMAC in any proceeds of the property described in clauses (i) and (ii) above.

         It is the intention of GMAC and CARI that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from GMAC to CARI and the beneficial interest in and title to the Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

         The foregoing sale does not constitute and is not intended to result in any assumption by CARI of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, the Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of April 19, 2000.

                  GENERAL MOTORS ACCEPTANCE CORPORATION


                  By: /S/ KAREN A. SABATOWSKI
                      ------------------------------------------------
                           Karen A. Sabatowski
                           Title:   Director - Securitization and Cash
                                    Management

                                       22


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                                   APPENDIX A

PART I

                  For ease of reference, capitalized terms defined herein have been consolidated with and are contained in Appendix A to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2000-1.

PART II

                  For ease of reference, the rules of construction have been consolidated with and are contained in Part II of Appendix A to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2000-1.

PART III

                  For ease of reference, the notice addresses and procedures have been consolidated with and are contained in Appendix B to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2000-1.

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